Exhibit 10.28

SUBCONTRACT AGREEMENT

Between

TEAM PACIFIC CORPORATION

And

ADVANCED POWER TECHNOLOGY

January 27, 2003

To

January 26, 2006

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

This ASSEMBLY AGREEMENT (hereinafter referred to as “Agreement”) is entered into the          day of           year        by and between:

ADVANCED POWER TECHNOLOGY, INC., a corporation duly organized and existing under the laws of the United States of America, having its principal place of business at 405 S.W. Columbia Street, Bend, Oregon 97702, USA (hereinafter referred to as “Customer”) and

TEAM PACIFIC CORPORATION, a company duly organized and existing under the laws of Republic of the Philippines, with registered office at Electronics Ave., FTI Complex, Taguig, Metro Manila, Philippines (hereinafter referred to as “Assembler”).

WITNESSETH:

WHEREAS, Assembler has previously assembled electronics devices for Customer and has the capacity to manufacture and test modules, plastic and hermetic packages and install semiconductor devices provided by Customer in such packages at Assembler’s facility in the Philippines; and

WHEREAS, Customer desires to obtain a commitment from Assembler to make available for Customer a portion of Assembler’s production capacity described above:

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows;

AGREEMENT

1.0          Definitions

1.1           “Electrically Sorted Dice” shall mean Customer’s proprietary semiconductor devices.

1.2           “Production Materials” shall mean materials, including electrically sorted dice, which Customer provides to Assembler.

1.3           “Customer Forecasts” shall have the meaning set forth in Section 3.1 below.

1.4           “Finished Products shall mean the completed packages with electrically sorted dice installed, which Assembler agrees to assemble under this Agreement.

1.5           “Year” shall mean a period of twelve months, and a year of this agreement shall be a period of twelve (12) months from the date of Agreement.

1.6           “WIP” shall mean work in process.

1.7           “Assembly Release Authorization” refers to the document sent by the Customer to the Assembler that signifies a build order.

2.0          Manufacture and Assembly and Test of Packages: Materials

2.1           Assembler shall manufacture packages pursuant to orders received from Customer and shall install electrically sorted dice in the packages pursuant to Customer’s process specifications, as set forth in Appendix I and Appendix VI.

2.2           Assembler agrees to provide all equipment, personnel, manufacturing space needed to assemble Customer’s finished product in the monthly quantities set fort in Customer’s monthly forecast.  Assembler also guarantees enough office space for its Customer’s representatives and storage space for all consigned materials for module assembly. Assembler agrees to provide the materials required for the assembly of the Finished Products other than electrically sorted dice and items mentioned in Appendix II and V.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

2.3           Customer shall supply Assembler with sufficient electrically sorted dice and other consigned materials to allow Assembler to meet Customer’s first month’s firm commitment as provided for in Section 3.1.

2.4           Assembler agrees to assemble Customer’s finished product in accordance with the mutually agreed upon process specifications indicated in Appendix I and Appendix VI of this Agreement.  Customer will give Assembler sixty-(60) days written notice of any changes or modifications to those specifications if those changes affect Customer’s devices.  Assembler agrees that no change/changes can take place without Customer’s expressed, written approval to specifications for Customer’s products designated in Appendix I and Appendix VI and in any other documents that are referenced in these documents that are specific to the specific products mentioned in the flow charts.  However, Customer’s approval shall not be required for changes to correct typographical errors (excluding typographical errors on numerical value of a process setting or similar error where the correction can impact production or quality) and system-related changes.  Assembler agrees to furnish Customer a full copy of the specs in Appendix I and VI in the event of a change in revision.  Appendix I and Appendix VI can be amended from time to time to update its content of additional devices and /or revisions to specifications of the current list.

Notes:    1. Appendix I – refers to Team Assembly Flow Charts for Discrete Packages. –  change notices need the approval of Pepe Bona.

2. Appendix VI – refers to Team Assembly Flow Charts for ASPM (Application Specific Power Modules) – change notices need the approval of Mark Gabler

2.5           Customer agrees to give Assembler a minimum of sixty-(60) days (or more depending on the leadtime of the suppliers of the material) written notice if Customer requires any changes in materials to Assembler’s standard Bill of Materials as written on Assembler’s standard process specifications.

2.6           Customer agrees to consign equipment in Appendix IV to Assembler and Assembler understands they are responsible for cost of labor for in-house calibration and maintenance of these equipment.  The cost of spare parts shall be to be borne by the Customer.  In case of major repair, and equipment has to be sent out to original manufacturer for repair, all costs associated are to be borne by the Customer.  Customer retains ownership of these equipment.

2.7           Customer agrees to pay for the price of the Finished Products used for Assembler’s Internal Reliability Monitors per Appendix III.  Customer will be copied on all reports.

3.0          Customer Forecasts: Orders

3.1           On or before the 15th day of each month, Customer will provide Assembler with a three-(3) month rolling forecast of all the production levels of Assembler (a “Customer Forecast”).  The first month forecast shall be [ * ] firm commitment.  The Customer Forecast for the second month shall be [ * ] firm and the third month shall be a good faith estimate of number of Finished Products to be assembled by Assembler.

3.2           Assembler agrees to reserve sufficient production capacity for manufacturing packages and assembling Finished Products in accordance with Section 3.1 above.  A [ * ] buffer capacity shall be reserved by Assembler in order to handle upward fluctuations of orders from customer.

3.3           Nothing in this Agreement shall restrict or prohibit Customer from contracting with others for assembly services similar to those provided by Assembler under this Agreement, provided that Assembler shall be given priority with respect to volume covered by the Customer Forecast and provided further that Assembler maintains a leadership position with respect to price, delivery, quality and customer service.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

3.4           Assembler agrees to provide customer WIP reports including scheduled ship dates twice per week and monthly yield summaries.

3.5           Customer will use a blanket purchase order for and every six months.

3.6           Subject to the terms set forth herein, Assembler shall provide Finished Products to Customer consistent with the releases as provided by the purchase order and supporting purchase order number.

4.0          Payment and Pricing

4.1           Customer shall pay Assembler for assembly and test of Finished Products pursuant to invoices received by Customer within thirty (30) days from invoice date.  All invoices shall be in U.S. Dollars and all payments shall be made to Assembler via telegraphic transfer.

4.2           Customer shall pay Assembler for non-trade expense within 7 days from invoice date.  Brokerage, releasing fee and shipping charges, office supplies and other advances made by Assembler in behalf of the Customer are classified as non-trade expenses.

4.3           Subject to adjustment as provided in Section 4.4 below, prices shall be as set forth in the price schedule shown in Appendix II attached.  All prices are quoted ex-works plant, Manila.

4.4           If Assembler’s direct material or labor or overhead costs related to Assembler’s performance under this Agreement increase by more than [ * ] percent during the first year of this Agreement or by more than [ * ] percent during the succeeding years of this Agreement, for any reason whatsoever, assembler may give customer written notice of a proposal price increase.  Assembler shall endeavor to provide the justification for such price increase to the extent possible without disclosing the details of its cost structure.  Customer shall thereafter within thirty (30) days of the date of Assembler’s notice either; (a) notify Assembler that it accepts the price increase, in which case the increase shall be effective for all Finished Products delivered after the date of Customer’s notice; or (b) notify Assembler of its acceptable new price.  Both parties agree to exercise good faith and resolve on best effort basis any differences on the proposed price increase within sixty (60) days.

4.5           Assembler will 100% test products for DVSD, final test and UIS on testers supplied by Customer.  Assembler and Customer recognize that additional testing currently performed by Customer may be off loaded to assemblers sometime in the future.  Assembler will also conduct isolation tests on SOT227 using Customer’s supplied isolation testers.  All units passing through lead-to-lead isolation test, as in the case of Parallel and Anti-parallel devices shall have an additional cost adder.  All rejected units at isolation test are billable to the customer.

5.0          Shipments

5.1           Customer shall ship all Production Materials and Dice to Assembler’s plant in Manila at Customer’s expense.

5.2           Assembler shall ship all Finished Products assembled three (3) times per week, unless otherwise mutually agreed upon on a case to case basis. Assembler shall insure and arrange for shipment of Finished Products by any reasonable method specified by Customer.  Customer shall pay all charges for shipping, insurance and in land charges on Finished Products as well as shipback of Production Materials and Dice.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

6.0          Taxes, Permits, Approvals

6.1           Assembler shall have the sole responsibility to pay any and all import duties, taxes and other charges levied by government authorities in the Philippines upon, or in connection with, any transaction covered by this Agreement.

6.2           Assembler shall have the sole responsibility to obtain all permits, licenses and approval from government authorities in the Philippines necessary for the performance of this Agreement to comply with any requirement to file this Agreement with any government authority in the Philippines.

6.3           Upon Customer’s request, Assembler shall promptly provide Customer with any and all information and documentation as may by required for customs clearance into the United States or the Philippines.

7.0          Compliance with Laws

Each party shall comply with laws and regulations applicable to it in the performance of its obligations pursuant to this Agreement.

8.0          Ownership

All electrically sorted dice, Production Materials provided by Customer and Finished Products shall be and all times remain the property of Customer.  Assembler agrees that it will not place nor permit to stand any lien of other encumbrance against electrically sorted dice, Production Materials provided by Customer or Finished Products.

9.0          Warranty

Assembler warrants that the products to be assembled, open/short, final tested (on some package types), isolation tested and shipped hereunder shall have been assembled, open/short tested, final tested (on some package types), isolation tested and shipped in conformity with specifications of both Assembler and Customer.

In the event that the Finished Products do not conform with the specifications as defined in Appendix I and Appendix VI, or to any future updates to the specifications duly approved by Customer, Assembler shall credit the price paid by Customer plus the acquisition cost or manufacturing cost of die and acquisition cost of consigned materials, or assemble similar devices for Customer at no charge, at Customer’s sole option.  Customer shall declare acquisition cost or manufacturing cost of die in the Assembly Release Authorization and provide Assembler with the list of prices of consigned materials. Such list of prices shall be updated on a monthly basis or whenever there is a change in the price of the materials listed.

Assembler shall have no obligation under any warranty set forth above in the event that:

a. The Finished Products have failed as a result of catastrophe or fault or negligence of Customer or its Customers;

b. The Finished Products have been modified by Customer or its Customers in a way which affects the performance of the Finished Products.

c. The Finished Products have not been stored, maintained or used by Customer or its Customers in accordance with

Customer’s standard operating and/or maintenance instructions.

Assembler makes no warranty of fitness for purpose in respect of the products assembled, open/short tested, isolation tested and shipped hereunder.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

10.0        Confidentiality

Assembler and Customer agree, shall cause its employees, subcontractors, customers and agents, during the term of this Agreement and thereafter to keep confidential and not disclose to third parties or use, except as expressly authorized in writing by both parties or as required by legally constituted authority or in the course of performing it obligations hereunder, any confidential information covered by this Agreement.  Confidential information shall include Customer’s and Assembler’s written specifications and all other information provided and identified by both parties as confidential or which Assembler or Customer has reason to know is treated by one party as confidential, including all materials and components, whether supplied by the Customer or by the Assembler.

11.0        Indemnification

Each party shall defend and hold harmless the other party, its agents, employees and other representatives from and against and shall indemnify each such person for any liability, loss, costs expenses and damages to such person arising out of any act, neglect, default or omission of it or any agents, employees or other representatives in connection with this Agreement.  The indemnifying party shall have the right to control the defense, compromise or settlement of any third party claim, action or suit involving the indemnifying party and the indemnified party shall cooperate and furnish such records, information and testimony as may reasonably be requested by the indemnifying party, the indemnified party shall be entitled to participate in, but no direct, the defense of any such claim, action or proceeding with counsel of its own choice.  Nothing herein is intended to or shall relieve any party from liability for its own act, omission or negligence.

12.0        Terms and Termination

12.1         This Agreement shall continue in full force and effect for a period of thirty six (36) months from the date of this Agreement unless earlier terminated as provided below in this section.  An annual review shall be done by either party in order to consider any change that may affect the condition of the business between Assembler and APT.  Prices however,  are subject to change at any time if mutually agreed upon by Assembler and the Customer.

12.2         Either party may terminate this Agreement in the event that the other party defaults in the performance of its obligations under this Agreement and the default has not been remedied to the reasonable satisfaction of the non defaulting party within ninety (90) days after receipt by the defaulting party of written notice of the default.

12.3         Customer may terminate this Agreement after giving Assembler ninety (90) days’ written notice of its intention to do so if Assembler and Customer cannot agree on (a) mutually acceptable price increases as provided in section 4.4 or (b) any modification to Customer’s process specifications proposed by either party.

12.4         Customer may terminate this Agreement immediately as provided in Section 13.2.  Assembler may terminate the Agreement immediately in the event the Customer fails or refuses to pay any outstanding billing of Assembler under this Agreement.

12.5         Upon termination of this Agreement, at Customer’s request, Assembler shall immediately deliver to Customer all electrically sorted dice, Production Materials provided by Customer, and Finished Products in its possession.  And the Customer shall pay outstanding billing of Assembler consistent with the payment terms as described in Section 4.1 including all materials purchased by Assembler for the manufacture of the Customer’s products.

12.6         Upon termination or expiration of the term of this Agreement, the rights and obligations of the parties under this Agreement shall end, and neither party shall have claim for termination damages, against the other; provided, however, that the following provisions shall survive termination of this Agreement: (a) Customer’s payment obligations specified in Section 4; (b) Assemler’s obligations specified in Section 6 and 8; (c) any law, order, proclamation, regulation, ordinance, demand or requirement of any government or (d) any other acts whatsoever, whether

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

similar or dissimilar to those enumerated above that are beyond the reasonable control of either party to this Agreement, the party so affected, upon giving prompt notice to the other party, shall be excused from the performance of the obligation or obligations so prevented, restricted or interfered with, provided the affected party uses its best efforts to rectify, avoid or remove such causes on nonperformance.

13.0        Force Majeure

13.1         Subject to the limitation provided in 13.2 below, if the performance of this Agreement or any obligation provided herein is prevented, restricted or interfered with by reason of (a) fire, explosion, plant breakdown, failure of machinery, strike or labor dispute, whether creating significant property damage or failure of sources of supply of raw materials, supplies, power or water, (b) war, police actions, conflicts involving armed forces, revolutions, insurrections or civil commotion, (c) any law, order, proclamation, regulation, ordinance demand or requirement of any government or (d) any other acts whatsoever, whether similar or dissimilar to those enumerated above that are beyond the reasonable control of either party to this Agreement, the party so affected, upon giving prompt notice to the other party, shall be excused from the performance of the obligation or obligations so prevented, restricted or interfered with, provided the affected party uses its best efforts to rectify, avoid or remove such causes of nonperformance.

13.2         If any condition described in 13.1 above shall prevent, restrict or interfere with Assembler’s performance of any obligation hereunder for a period of sixty (60) or more days, Customer shall have the right immediately to terminate this Agreement without prior notice to Assembler and at no cost to Customer.

14.0        Limitations of Liability

In no event shall customer have any liability to Assembler or any other person for consequential, incidental, indirect or special damages of any nature whatsoever (including without limitation, lost revenues, lost profits, delays or loss of use) arising out of or in any way related to Customer’s performance or nonperformance of this Agreement.  Customer’s liability to Assembler upon expiration or termination of this Agreement for any reason, with or without causes, shall be limited to payment for Finished Products on order at the time of termination and materials purchased by Assembler for the manufacture of the Customer’s products.  These limits will apply to all claims, including without limitation contract, indemnify and tort.

15.0        General

15.1         Interpretation and Governing Laws.  This Agreement shall be interpreted in accordance with the plain English meaning of its terms except for the industry accepted abbreviations and shall be governed by the laws of California, USA, excluding choice of laws rules and excluding the United Nations Convention on the International Sale of Goods.

15.2         Venue, Attorneys Fees.  Assembler consents to personal jurisdiction over it by the state and federal courts of California in connection with any dispute arising out of this Agreement.  In any action to enforce or interpret this Agreement, the prevailing party shall be entitled to recover reasonable costs and attorneys fees at trial, on appeal, and on any petition for review.

15.3         Notices.  Any notice or report permitted or required by this Agreement shall be deemed given if delivered personally or sent by First Class Mail, postage prepaid, addressed to the other party at the address first written above or at such other address as designated by the party by written notice, or by confirmed telex or facsimile.  If notice is given by mail and the date of the notice affects either party’s rights under this Agreement, the effective date of the notice shall be seven (7) days after the date of mailing or the date the notice is received whichever is earlier.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

15.4         Entire Agreement: Modification.  This Agreement contains the entire agreement and understanding between and among the parties with respect to the subject matter hereof, and unless otherwise provided in this Agreement, no modification or waiver of any of the provisions, or any future representation, promise, or addition, shall be binding upon the parties unless made in writing and signed by both parties.

15.5         Waiver.  The failure of either party to enforce at any time any provisions of this Agreement shall not be construed to be a waiver of such provision or of the right thereafter to enforce each and every provision of this Agreement.  No waiver by either party to this Agreement, either express or implied, of any breach of any term, condition or obligation of this agreement shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement.

15.6         Assignment:  Binding Effect. Neither party shall assign, transfer, or sell its rights under this Agreement or delegate its duties hereunder without the prior written consent of the other parties hereto.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

15.7         Severability.  If any provision, term or other portion of this Agreement shall be held invalid, illegal or unenforceable by any court of competent jurisdiction, the remaining portion shall remain in force and effect.

15.8         Heading.  Headings used this agreement are for convenience only and shall not be construed as a part of or affect the construction or interpretation of any provision of this Agreement.

15.9         Export Control.  Assembler understands that Customer is subject to regulation by United States government agencies, which restrict export or diversion of Finished Products and Production Materials or information provided by Customer to Assembler hereunder.  Regardless of any disclosure by Customer to Assembler of an ultimate destination of Finished Products or any information disclosed hereunder, Assembler warrants that it will not export in any manner, either directly or indirectly, any product or information without fist obtaining all necessary approvals from appropriate U.S. government agencies.  Assembler acknowledges that the regulation of product export is in continuous modification.  Assembler agrees to complete all documents and meet all requirements arising out of such modifications.

15.10       Customer shall, at its expense, supply Assembler with jigs and fixtures (ie: graphite boats) to allow Assembler to perform its obligation under this agreement. If in case forecast goes up and additional jigs and fixtures are required, Customer shall, at its expense provide additional jigs and fixtures. This also covers new devices with new configuration. Assembler, however, is responsible for replacement of these jigs and fixtures in case of damage and normal wear and tear.

15.11       Governing Language. This Agreement may be translated into a language other than English version of the Agreement control the rights and obligations of the parties regardless of subsequent translation and regardless of any reliance by any party upon such translation.  All communications and notices to this Agreement shall be in English.

In Witness whereof, the parties have caused the Agreement to be executed as of the date first set forth above.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

TEAM PACIFIC CORPORATION	ADVANCED POWER TECHNOLOGY, INC.
By:	By:

Ceferino F. Bautista	Russell Crecraft
Senior Vice President – Sales and Marketing	Vice President – Manufacturing Operations

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

PROCESS SPECIFICATIONS

DISCRETE:

EFFECTIVITY DATE/ DATE POSTED	DOCUMENT NO.	ISSUE/REVISION NUMBER	DOCUMENT TITLE
October 11,2004	TAFC-1064	31	TPC TO-247 ASSY. PROCESS FLOWCHART
October 19,2004	TAFC-1066	29	TPC SOT-227 PROCESS FLOWCHART
May 4, 2004	TAFC-1175	19	TPC TO-264 PROCESS FLOWCHART
July 7, 2004	TAFC-1195	8	TPC TO-3/TO-66 MILITARY PROCESS FLOWCHART
July 7, 2004	TAFC-1208	12	TPC TO-268 (D3PAK) PROCESS FLOWCHART
May 7, 2003	TAFC-1211	5	TPC EXT TO-247 ASSEMBLY PROCESS FLOWCHART
14-Mar-95	D3P ENGG	F	D3PAK PACKAGE OUTLINE DRAWING
23 Mar 98	PD-247-5	3	TO-247 PACKAGE OUTLINE DRAWING
23 Mar 98	PD-EXT-2473	1	EXT 247 PACKAGE OUTLINE DRAWING (MAX247, TO-247 HOLELESS
05 March 99	PO-0001-P	1	TO-264 PACKAGE OUTLINE DRAWING TEAM STANDARD
22 Nov 02	PO-0006-P	3	SOT-227 PACKAGE OUTLINE DRAWING

Revision Date :	November 23, 2004
Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

PROCESS SPECIFICATIONS

DISCRETE:

EFFECTIVITY DATE/ DATE POSTED	DOCUMENT NO.	ISSUE/REVISION NUMBER	DOCUMENT TITLE
Sept. 11, 2003	TAFC-1064	26	TPC TO-247 ASSY. PROCESS FLOWCHART
Sept. 09, 2003	TAFC-1066	25	TPC SOT-227 PROCESS FLOWCHART
Sept. 11, 2003	TAFC-1175	16	TPC TO-264 PROCESS FLOWCHART
May 7, 2003	TAFC-1195	7	TPC TO-3/TO-66 MILITARY PROCESS FLOWCHART
Sept. 09, 2003	TAFC-1208	11	TPC TO-268 (D3PAK) PROCESS FLOWCHART
May 7, 2003	TAFC-1211	5	TPC EXT TO-247 ASSEMBLY PROCESS FLOWCHART
14-Mar-95	D3P ENGG	F	D3PAK PACKAGE OUTLINE DRAWING
23 Mar 98	PD-247-5	3	TO-247 PACKAGE OUTLINE DRAWING
23 Mar 98	PD-EXT-2473	1	EXT 247 PACKAGE OUTLINE DRAWING (MAX247, TO-247 HOLELESS
05 March 99	PO-0001-P	1	TO-264 PACKAGE OUTLINE DRAWING TEAM STANDARD
22 Nov 02	PO-0006-P	3	SOT-227 PACKAGE OUTLINE DRAWING

Revision Date :	October 13, 2003
Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

PROCESS SPECIFICATIONS

DISCRETE:

EFFECTIVITY DATE/ DATE POSTED	DOCUMENT NO.	ISSUE/REVISION NUMBER	DOCUMENT TITLE
May 7, 2003	TAFC-1064	23	TPC TO-247 ASSY. PROCESS FLOWCHART
May 7, 2003	TAFC-1066	23	TPC SOT-227 PROCESS FLOWCHART
May 7, 2003	TAFC-1175	14	TPC TO-264 PROCESS FLOWCHART
May 7, 2003	TAFC-1195	7	TPC TO-3/TO-66 MILITARY PROCESS FLOWCHART
May 8, 2003	TAFC-1208	9	TPC TO-268 (D3PAK) PROCESS FLOWCHART
May 7, 2003	TAFC-1211	5	TPC EXT TO-247 ASSEMBLY PROCESS FLOWCHART
07-Mar-95	D3P ENGG	F	D3PAK PACKAGE OUTLINE DRAWING
23 Mar 98	PD-247-5	3	TO-247 PACKAGE OUTLINE DRAWING
23 Mar 98	PD-EXT-2473	1	EXT 247 PACKAGE OUTLINE DRAWING (MAX247, TO-247 HOLELESS
05 March 99	PO-0001-P	1	TO-264 PACKAGE OUTLINE DRAWING TEAM STANDARD
22 Nov 02	PO-0006-P	3	SOT-227 PACKAGE OUTLINE DRAWING

Revision Date :	May 9, 2003
Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX I

PROCESS SPECIFICATIONS

DISCRETE:

EFFECTIVITY DATE	DOCUMENT NO.	ISSUE/REVISION NUMBER	DOCUMENT TITLE
12 May 02	TAFC-1064	22	TPC TO-247 ASSY. PROCESS FLOWCHART
22 May 02	TAFC-1066	22	TPC SOT-227 PROCESS FLOWCHART
10 May 02	TAFC-1175	13	TPC TO-264 PROCESS FLOWCHART
11-Sept-01	TAFC-1195	6	TPC TO-3/TO-66 MILITARY PROCESS FLOWCHART
22 May 02	TAFC-1208	8	TPC TO-268 (D3PAK) PROCESS FLOWCHART
04 Sept 02	TAFC-1211	4	TPC EXT TO-247 ASSEMBLY PROCESS FLOWCHART
07-Mar-95	D3P ENGG	F	D3PAK PACKAGE OUTLINE DRAWING
23 Mar 98	PD-247-5	3	TO-247 PACKAGE OUTLINE DRAWING
23 Mar 98	PD-EXT-2473	1	EXT 247 PACKAGE OUTLINE DRAWING (MAX247, TO-247 HOLELESS
05 March 99	PO-0001-P	1	TO-264 PACKAGE OUTLINE DRAWING TEAM STANDARD
22 Nov 02	PO-0006-P	3	SOT-227 PACKAGE OUTLINE DRAWING

Revision Date :	3 December 2002
Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

ADDENDUM TO APPENDIX II

APT PRICE TABLE FOR THE YEAR 2003

Revision made May 16 2003 – to reflect prices on SOT-227 effective July 2003

Revised prices of SOT-227 and TO-247 effective March 1, 2003 were based on immediate reduction that Team can extend.

STANDARD TO 247 & HOLELESS TO247

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO 247 W/SINGLE DIE TO247 SINGLE DIE W/O CATHODE WIRE AUTO TRIM/AUTO LEADCUT	BASE PRICE	[ * ]	[ * ]	[ * ]

STANDARD TO247 DUAL DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 SINGLE DIE W/CATHODE WIRE, W/O CENTER LEAD, MAN L/CUT	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 DUAL DIE W/CATHODE WIRE, W/O CENTER LEAD, MAN L/CUT	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 RF104/114 APT SUPPLIES SUBSTRATES	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 RF 105/125 APT SUPPLIES SUBSTRATES	BASE PRICE	[ * ]	[ * ]	[ * ]

HOLELESS TO247 SINGLE DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

HOLELESS TO247 DUAL DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

TEST PRICE W/ OR W/O UIS	[ * ]
COST DEDUCTION FOR DICE RCVD SAWN (1DIE)	[ * ]
COST DEDUCTION FOR DICE RCVD SAWN (2DIE)	[ * ]

QUICK TURN ADDER [ * ] SINCE DIE, [ * ] PCS MAX
[ * ] ALL OTHER, [ * ] PCS MAX

ADDITIONAL PROVISIONS

*ALL TO247 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, SHIPPING TUBES, & BOXES

*THE US$[ * ] REDUCTION IN PRICE APPLIES ONLLY TO DEVICES USING KOBE SELECTIVE PLATED LEADFRAME AND DO NOT APPLY TO RF DEVICES AND THOSE DEVICES WITH DOWNBONDS

* TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

STANDARD SOT  227

		KTMC			HYSOL
		PRICE EFF. March 1, 2003	PRICE EFF. TBA	HYSOL ADDER	PRICE EFF. March 1, 2003	PRICE EFF. TBA
SOT227 SINGLE DIE USING THERMIC EDGE & CERAMTEC SUBSTRATE & WTD FRAME+WTD BASE	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

SOT227 DUAL DIE USING WTD BASE & FRAME	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

SOT 227 3 DIE USING WTD BASE & FRAME	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

1/2, PARALLEL/ANTI-PARALLELP/FRED	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

1/2H, PARALLEL/ANTI PARALLEL/FRED Single die, paddle-less thin alumina with DBC	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

PFC	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

RF (32W) APT SUPPLIES CTR SUBTRATE	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

INDUCTOR COIL APT SUPPLIES L/FRAME & SUBSTRATE	BASE PRICE	[ * ]		[ * ]	[ * ]

SOT-2 CONTINUED:

COST ADDER FOR MANUAL UIS	[ * ]
COST ADDER FOR SOLDER PLATE	[ * ]
PRICE FOR MANUAL FINAL TEST P/AP (2D)	[ * ]
PRICE FOR DVSD, FT, Q+&NO UIS	[ * ]
PRICE FOR UIS, DVSD, FT, Q+	[ * ]
COST FOR REDUCTION FOR DICE RCVD SAWN	[ * ]	(AP)
	[ * ]	(DUAL)
	[ * ]	(P)
	[ * ]	(SINGLE)
QUICK TURN ADDER	[ * ] SINGLE DIE, [ * ] PCS MAX
[ * ] ALL OTHER, [ * ] PCS MAX
COST ADDER FOR P/AP ISOLATION LEAD TO LEAD	[ * ]
ON DEVICE 4XX-XXXX DIODE ONLY
COST ADDER FOR PAD C USING LARGE	[ * ]
ALUMINUM NITRIDE SUBSTRATE

PRICE EFFECTIVE JULY 1, 2003 — WILL DEPEND ON THE ACTUAL CHANGE IN MATERIAL SUPPLIER FROM WTD TO SDI

ADDITIONAL PROVISIONS

*ALL SOT BASE PRICES INCLUDE O/S & ISOLATION TEST, MOUNTING HARDWARE (SCREW/NUTS/WASHERS), SHIPPING TUBES & BOXES

*ALL SOT ASSEMBLY ASSUMES THE USE OF ALN SUBSTRATES (MIN CONDUCTIVITY IS 170 W/C)

*TEAM SUPPLIES ALL MATERIALS EXCEPT DICE UNLESS OTHERWISE STATED HEREIN

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

STANDARD TO-264

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO-264 SINGLE DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 DUAL DIE (8W)	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 DUAL DIE (12W)	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 (3 DIE)	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 with substrate	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 HOLELESS	BASE PRICE	[ * ]	[ * ]	[ * ]

COST ADDER FOR MANUAL UIS	[ * ]
COST ADDER FOR THERMAPHASE	[ * ]
COST REDUCTION FOR DICE RCVD SAWN	[ * ]	(SINGLE)
	[ * ]	(DUAL)
QUICK TURN ADDER	[ * ] SINGLE DIE, [ * ] PCS MAX

ADDITIONAL PROVISIONS

*ALL TO-264 BASE PRICES INCLUDE O/S TEST, FINAL TEST, MARK, SOLDER DIP, FINAL TEST, SHIPPING TUBES & BOXES

*TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN

STANDARD D3PAK

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO-268 SINGLE DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-268 DUAL DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-268 RF (D3)	BASE PRICE	[ * ]	[ * ]	[ * ]

COST ADDER FOR MANUAL UIS	[ * ]
COST ADDER FOR FINAL TEST	[ * ]
COST ADDER FOR TAPE & REEL	[ * ]
COST REDUCTION FOR DICE RCVD SAWN	[ * ]
QUICK TURN ADDER	[ * ] SINGLE DIE, [ * ] PCS MAX

NOTE: [ * ] PRICE FOR TO-268 (S) IS EFFECTIVE MAY 10, 2002

ADDITIONAL PROVISIONS

*ALL D3PAK BASE PRICE INCLUDE O/S TEST, MARK, SOLDER PLATE, SHIPPING TUBES & BOXES

*TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN.

TO-3

PRICE EFF. March 1, 2003
TO-3 SINGLE DIE
APT SUPPLIES HEADERS AND CANS	BASE PRICE	[ * ]

QUICK TURN ADDER [ * ] SINGLE DIE, [ * ] PCS MAX

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

ADDITIONAL PROVISIONS

*ALL TO3 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, SHIPPING TUBES & BOXES

DIE PREP

PRICE EFF. March 1, 2003
APT SUPPLIES WAFFLE PACK	BASE PRICE	[ * ]

PRICE EFF. March 1, 2003
TEAM SUPPLIES WAFFLE PACK	BASE PRICE	[ * ]

Signed by:

Russell Crecraft	Date:
APT

Luisa Merana	Date:
Team Pacific

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX II

APT PRICE TABLE FOR THE YEAR 2003

Revised prices of SOT-227 and TO-247 effective March 1, 2003 were based on immediate reduction that Team can extend.

STANDARD TO 247 & HOLELESS TO247

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO 247 W/SINGLE DIE TO247 SINGLE DIE W/O CATHODE WIRE AUTO TRIM/AUTO LEADCUT	BASE PRICE	[ * ]	[ * ]	[ * ]

STANDARD TO247 DUAL DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 SINGLE DIE W/CATHODE WIRE, W/O CENTER LEAD, MAN L/CUT	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 DUAL DIE W/CATHODE WIRE, W/O CENTER LEAD, MAN L/CUT	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 RF104/114 APT SUPPLIES SUBSTRATES	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO247 RF 105/125 APT SUPPLIES SUBSTRATES	BASE PRICE	[ * ]	[ * ]	[ * ]

HOLELESS TO247 SINGLE DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

HOLELESS TO247 DUAL DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

TEST PRICE W/ OR W/O UIS	[ * ]
COST DEDUCTION FOR DICE RCVD SAWN (1DIE)	[ * ]
COST DEDUCTION FOR DICE RCVD SAWN (2DIE)	[ * ]
QUICK TURN ADDER [ * ] SINCE DIE, [ * ] PCS MAX
[ * ] ALL OTHER, [ * ] PCS MAX

ADDITIONAL PROVISIONS

*ALL TO247 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, SHIPPING TUBES, & BOXES

*THE US$[ * ] REDUCTION IN PRICE APPLIES ONLLY TO DEVICES USING KOBE SELECTIVE PLATED LEADFRAME AND DO NOT APPLY TO RF DEVICES AND THOSE DEVICES WITH DOWNBONDS

* TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN

STANDARD SOT 227

		KTMC			HYSOL
		PRICE EFF. March 1, 2003	PRICE EFF. TBA	HYSOL ADDER	PRICE EFF. March 1, 2003	PRICE EFF. TBA
SOT227 SINGLE DIE USING THERMIC EDGE & CERAMTEC SUBSTRATE & WTD FRAME+WTD BASE	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

		KTMC			HYSOL
		PRICE EFF. March 1, 2003	PRICE EFF. TBA	HYSOL ADDER	PRICE EFF. March 1, 2003	PRICE EFF. TBA
SOT227 DUAL DIE USING WTD BASE & FRAME	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

SOT 227 3 DIE USING WTD BASE & FRAME	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

1/2, PARALLEL/ANTI-PARALLELP/FRED	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

1/2H, PARALLEL/ANTI PARALLEL/FRED Single die, paddle-less thin alumina with DBC	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

PFC	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

RF (32W) APT SUPPLIES CTR SUBTRATE	BASE PRICE	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

INDUCTOR COIL APT SUPPLIES L/FRAME & SUBSTRATE	BASE PRICE	[ * ]		[ * ]	[ * ]

SOT-2 CONTINUED:
COST ADDER FOR MANUAL UIS	[ * ]
COST ADDER FOR SOLDER PLATE	[ * ]
PRICE FOR MANUAL FINAL TEST P/AP (2D)	[ * ]
PRICE FOR DVSD, FT, Q+&NO UIS	[ * ]
PRICE FOR UIS, DVSD, FT, Q+	[ * ]
COST FOR REDUCTION FOR DICE RCVD SAWN	[ * ]	(AP)
	[ * ]	(DUAL)
	[ * ]	(P)
	[ * ]	(SINGLE)
QUICK TURN ADDER	[ * ] SINGLE DIE, [ * ] PCS MAX
[ * ] ALL OTHER, [ * ] PCS MAX
COST ADDER FOR P/AP ISOLATION LEAD TO LEAD	[ * ]
ON DEVICE 4XX-XXXX DIODE ONLY
COST ADDER FOR PAD C USING LARGE	[ * ]
ALUMINUM NITRIDE SUBSTRATE
PRICE EFF TBA – WILL DEPEND ON THE ACTUAL CHANGE IN MATERIAL SUPPLIER FROM WTD TO SDI

ADDITIONAL PROVISIONS

*ALL SOT BASE PRICES INCLUDE O/S & ISOLATION TEST, MOUNTING HARDWARE (SCREW/NUTS/WASHERS), SHIPPING TUBES & BOXES

*ALL SOT ASSEMBLY ASSUMES THE USE OF ALN SUBSTRATES (MIN CONDUCTIVITY IS 170 W/C)

*TEAM SUPPLIES ALL MATERIALS EXCEPT DICE UNLESS OTHERWISE STATED HEREIN

STANDARD TO-264

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO-264 SINGLE DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 DUAL DIE (8W)	BASE PRICE	[ * ]	[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO-264 DUAL DIE (12W)	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 (3 DIE)	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 with substrate	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-264 HOLELESS	BASE PRICE	[ * ]	[ * ]	[ * ]

NOTE:	Standard TO-264 dual die (8W) price of [ * ]is effective June 01, 2001
Standard TO-264 dual die (12W) price of [ * ] is effective June 01, 2001

COST ADDER FOR MANUAL UIS	[ * ]
COST ADDER FOR THERMAPHASE	[ * ]
COST REDUCTION FOR DICE RCVD SAWN	[ * ]	(SINGLE)
	[ * ]	(DUAL)
QUICK TURN ADDER	[ * ] SINGLE DIE, [ * ] PCS MAX

ADDITIONAL PROVISIONS

*ALL TO-264 BASE PRICES INCLUDE O/S TEST, FINAL TEST, MARK, SOLDER DIP, FINAL TEST, SHIPPING TUBES & BOXES

*TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN

STANDARD D3PAK

		KTMC		HYSOL
		PRICE EFF. March 1, 2003	HYSOL ADDER	PRICE EFF. March 1, 2003
STD TO-268 SINGLE DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-268 DUAL DIE	BASE PRICE	[ * ]	[ * ]	[ * ]

STD TO-268 RF (D3)	BASE PRICE	[ * ]	[ * ]	[ * ]

COST ADDER FOR MANUAL UIS	[ * ]
COST ADDER FOR FINAL TEST	[ * ]
COST ADDER FOR TAPE & REEL	[ * ]
COST REDUCTION FOR DICE RCVD SAWN	[ * ]
QUICK TURN ADDER	[ * ] SINGLE DIE, [ * ] PCS MAX

NOTE: [ * ] PRICE FOR TO-268 (S) IS EFFECTIVE MAY 10, 2002

ADDITIONAL PROVISIONS

*ALL D3PAK BASE PRICE INCLUDE O/S TEST, MARK, SOLDER PLATE, SHIPPING TUBES & BOXES

*TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN.

TO-3

PRICE EFF. March 1, 2003
TO-3 SINGLE DIE APT SUPPLIES HEADERS AND CANS	BASE PRICE	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

QUICK TURN ADDER [ * ] SINGLE DIE, [ * ] PCS MAX

ADDITIONAL PROVISIONS

*ALL TO3 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, SHIPPING TUBES & BOXES

DIE PREP

PRICE EFF. March 1, 2003
APT SUPPLIES WAFFLE PACK	BASE PRICE	[ * ]

PRICE EFF. March 1, 2003
TEAM SUPPLIES WAFFLE PACK	BASE PRICE	[ * ]

Signed by:

Russell Crecraft	Date:
APT

Luisa Merana	Date:
Team Pacific

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX III

ASSEMBLER INTERNAL MONITORS

PERFORMED MONTHLY

	SOT-227	TO-247	D3PAK	TO-264
TEMPERATURE CYCLE	8 PCS.	22 PCS.	8 PCS.	8 PCS.
PRESSURE POT	8 PCS.	22 PCS.	8 PCS.	8 PCS.
85/85	8 PCS.	22 PCS.	8 PCS.	8 PCS.
CORRELATION	24 PCS.	66 PCS.	24 PCS.	24 PCS

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX IV

APT CONSIGNED EQUIPMENT

	EQUIPMENT CONSIGNED	MANUFACTURER	QTY	REMARKS	APT INVTY#
1.0	COMPUTER - CPU - MONITOR - PRINTER	- COMPAQ - COMPAQ - EPSON	1 UNIT 1 UNIT 1 UNIT	SN : 7930CVN60087 SN : 933BB48KABD7 SN : 2YPX005282	Not Avail.
2.0	D3 TEST HANDLER	Exatron	1 UNIT	5000 HANDLER, SN : 5000H9801085	Not Avail.
3.0	T0 247 HANDLER	Exatron	1 UNIT	SN : H50000005125	Not Avail.
4.0	DELTA TESTER 8114-KT	TESEC	2 UNITS	SN : 41890-0338 SN : 41890-0281	0826 Not Avail.
5.0	DELTA TESTER 8115-PU	TESEC	2 UNIT	SN : 41900-0338 SN : 41900-0281	Not Avail.
6.0	HIGH VOLTAGE MODEL 7818-HV	TESEC	1 UNIT	SN : 41900-0339	Not Avail.
7.0	D3 TRIM FORM TOOL	Kras	I UNIT	SN : 41900-0340	Not Avail.
8.0	T0-247 CENTER LEAD TRIM TOOL	RB -Tech	I UNIT		Not Avail.
9.0	HCU HEADBOX 7819-HB	TESEC	1 UNIT	7819-HB
10.0	HCU HEADBOX 9247-HB	TESEC	1 UNIT	9247-HB
11.0	ISOLATION TESTER	KIKUSUI/T0SH651	1 UNIT	SN :28101279	Not Avail.
12.0	ISOLATION TESTER (TOS 8850A)	KIKUSUI	1 UNIT	SN: FB001349	Not Avail.
13.0	MANUAL TEST MODULE 80005-MB	TESEC	1 UNIT	SN : 41740-0130	Not Avail.
14.0	SOT-227 HANDLER	EXATRON	1 UNIT	SN: H50000012128 and 5000TESTSIP0012028	0791
15.0	SOT-227 HANDLER-ISOLATION TESTER INTERFACE	APT	1 UNIT	SN: 120-0006	Not Avail.
16.0	SOT-227 HANDLER-SYTEM INTERFACE	APT	1 UNIT	SN: 120-0004	Not Avail.
17.0	TESEC 8101 TT	TESEC	1 UNIT	SN : 41840-0373	0825
18.0	TESEC HI-CURRENT UNIT 8213-CU	TESEC	2 UNITS	SN : 41950-0047 SN : 41950-0095	Not Avail.
19.0	TESEC HI-CURRENT UNIT 8610-CU/J	TESEC	1 UNIT	SN : 45350-0351	0989
20.0	TO 247 HANDLER-SYSTEM INTERFACE	APT	1 UNIT	SN: 120-0004	Not Avail.
21.0	UIS TESTER	ITC5510G	2 UNITS	SN : 9103 SN : 9011	Not Avail.
22.0	UIS TESTER INDUCTOR LOAD	ITC5514B	2 UNITS	SN : 9104 SN : 8836	Not Avail.
23.0	TESEC 24 PIN SCANNER	TESEC	1 UNIT	MODEL 9229-HB SN 46190-0007	Not Avail.
24.0	EXTERNAL TESTER HEADBOX	TESEC	1 UNIT	MODEL 8317-MBF	Not Avail.
25.0	ASPM SCANNER SET-UP BENCH	APT	1 UNIT		Not Avail.
26.0	CURVE TRACER, 577 TEKTRONIX	TUCKER	I UNIT	SN : B103490	Not Avail.
27.0	MICROPROBER	MICROMANIPULATOR/ MODEL 6000	1 UNIT	SN : 83010	Not Avail.
28.0	ORTHODYNE MODEL 20 BONDER	ORTHODYNE	1 UNIT	SN : 101301	Not Avail.
29.0	ORTHODYNE MODEL M360H BONDER	ORTHODYNE	1 UNIT	SN : 0001040	0851

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

	EQUIPMENT CONSIGNED	MANUFACTURER	QTY	REMARKS	APT INVTY#
30.0	T0-247 120 CAVITIES MOLD TOOL/LOADING FRAME	Mospec	1 UNIT	SN : Not Available	Not Avail.
31.0	D3 MOLD TOOL/LOADING FRAME, 120 CAVITIES	Micro Precesion Tooling	1 UNIT	Purchased jointly with Motorola	Not Avail.
32.0	SOT-227 2-CHASES	Samtec/Sungwoo	1-CHASE ONLY	De- commissioned	Not Avail.
33.0	DEGREASER	SONICOR	I UNIT	SN : 102757-1298	Not Avail.
34.0	GRANITE STONE	RAHN	I UNIT	SN : G-12944	Not Avail.
35.0	ARBOR PRESS	Jamesville Tool & MFG.	I UNIT	SN: 608-868-4711	Not Avail.
36.0	DIGIMATIC MINIPROCESSOR/CALIPER	MITUTUYO	I UNIT	SN : 7676256	Not Avail.
37.0	WEIGHING SCALE	FUJI	I UNIT	SN : MHYOO308	Not Avail.
38.0	REHM - Oscilloscope - Multimeter - Multimeter - Test Fixture - Test Fixture - GPIB Board	Tektronix 2430A Fluke 73 Fluke 75 RHM 5010RTS PCB RHM5010RTS GPIB/TNT	1 UNIT 2 UNITS 1 UNIT 1 UNIT 1 UNIT 1 UNIT	SN : 700102 NA NA BP528A BP0365A ASSY No. 181830E-01	Not Avail.
39.0	HOT CHUCK	Pacific Western System	1 UNIT	NA	0867
40.0	REHM POWER SUPPLY	RHM5010RTS	1 UNIT	BT0227	Not Avail.
41.0	CENTROTHERM	Centrotherm GMBH & Co.	1 UNIT	MODELl VLO-180-H2- N2H2 Documentation #: 1_31900.00.26/ 00300011	0790
42.0	SIKAMA	SIKAMA INTERNATIONAL, INC.	1 UNIT	SN 01-42-136	Not Avail.
43.0	ASPM DC ISOLATION TESTER	APT (Sefelec)	1 UNIT	SN : BT0001-01	Not Avail.

Revision Date: November 26, 2002

Approved by:

L. Merana – Team

R. Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX V

LIST OF CONSIGNED MATERIALS FOR ASPM

FBH (SP3) Materials

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

FB2U (SP2) Materials

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

REHM (MC1732CB) Materials

Materials

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

KPT (MC1007 and MC1008)

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

Driver / Exciter Materials

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Stealth Materials

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Power Pack Materials

Description	Part Number
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX VI

Team Assembly Flow Charts for ASPM (Application Specific Power Modules)

ASPM:

EFFECTIVITY DATE/DATE POSTED

DOCUMENT NO.

ISSUE/REVISION NUMBER

DOCUMENT TITLE

26-Jan-01	TAFC-1213	5	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) SP2/SP3
23 March 2004	TAFC-1221	8	TPC APT ASPM STEALTH ASSEMBLY PROCESS FLOWCHART
23 March 2004	TAFC-1220	5	TPC APT ASPM DRIVER/EXCITER ASSEMBLY PROCESS FLOWCHART
17 June 2004	TAFC-1223	9	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) KPT ASSEMBLY PROCESS FLOWCHART
11-Aug-03	TAFC-1233	2	TPC APT ASPM POWER PACK ASSEMBLY PROCESS FLOWCHART

Revision Date : November 23, 2004

Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX VI

Team Assembly Flow Charts for ASPM (Application Specific Power Modules)

ASPM:

EFFECTIVITY DATE

DOCUMENT NO.

ISSUE/REVISION NUMBER

DOCUMENT TITLE

26-Jan-01	TAFC-1213	5	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) SP2/SP3
04 Aug 03	TAFC-1221	7	TPC APT ASPM STEALTH ASSEMBLY PROCESS FLOWCHART
05-Sept-03	TAFC-1220	3	TPC APT ASPM DRIVER/EXCITER ASSEMBLY PROCESS FLOWCHART
May 7, 2003	TAFC-1223	8	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) KPT ASSEMBLY PROCESS FLOWCHART
11-Aug-01	TAFC-1233	2	TPC APT ASPM POWER PACK ASSEMBLY PROCESS FLOWCHART

Revision Date: October 13, 2003

Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX VI

Team Assembly Flow Charts for ASPM (Application Specific Power Modules)

ASPM:

EFFECTIVITY DATE

DOCUMENT NO.

ISSUE/REVISION NUMBER

DOCUMENT TITLE

26-Jan-01	TAFC-1213	5	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) SP2/SP3
29 Aug 02	TAFC-1221	6	TPC APT ASPM STEALTH ASSEMBLY PROCESS FLOWCHART
20-Nov-00	TAFC-1220	2	TPC APT ASPM DRIVER/EXCITER ASSEMBLY PROCESS FLOWCHART
May 7, 2003	TAFC-1223	8	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) KPT ASSEMBLY PROCESS FLOWCHART
28-Nov-01	TAFC-1233	1	TPC APT ASPM POWER PACK ASSEMBLY PROCESS FLOWCHART

Revision Date: May 9, 2003

Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

APPENDIX VI

Team Assembly Flow Charts for ASPM (Application Specific Power Modules)

ASPM:

EFFECTIVITY DATE

DOCUMENT NO.

ISSUE/REVISION NUMBER

DOCUMENT TITLE

26-Jan-01	TAFC-1213	5	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) SP2/SP3
29 Aug 02	TAFC-1221	6	TPC APT ASPM STEALTH ASSEMBLY PROCESS FLOWCHART
20-Nov-00	TAFC-1220	2	TPC APT ASPM DRIVER/EXCITER ASSEMBLY PROCESS FLOWCHART
04 Sept 02	TAFC-1223	7	TPC-APT APPLICATION SPECIFIC POWER MODULE (ASPM) KPT ASSEMBLY PROCESS FLOWCHART
28-Nov-01	TAFC-1233	1	TPC APT ASPM POWER PACK ASSEMBLY PROCESS FLOWCHART
26 Sept 02	TAFC-1224	4	TPC-APT APPLICATION SPECIFIC MODULE (ASPM) REHM

Approved by:

Luisa Merana – Team

Russell Crecraft - APT

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

[ * ] = CONFIDENTIAL TREATMENT REQUESTED